z INVESTOR PRESENTATION Data as of or for the period ended September 30, 2024 unless otherwise noted

Forward-Looking Statements 2 This presentation may contain forward-looking statements with respect to Fulton Financial Corporation's (the “Corporation“ or “Fulton”) financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s “2024 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Forward- Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2024, other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission(the “SEC”) and are, or will be, available in the Investor Relations section of the Corporation’s website (www.fultonbank.com) and on the SEC’s website (www.sec.gov). The Corporation uses certain financial measures in this presentation that have been derived by methods other than generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation.

A Growing Franchise, Well-Positioned for Long-Term Profitability, with Enhanced Liquidity, Solid Capital, and Disciplined Credit Culture

- $32.2 billion in assets, 200+ financial centers, 200+ commercial sales professionals, 100+ mortgage loan officers, ~3,500 team members operating in a customer-dense Mid-Atlantic market(1)
- Solid market share with opportunity to grow(2)
  - *15 counties in which we have a top 5 deposit market share; represents 54% of total deposits*
  - *40 counties in which we do not have a top 5 deposit market share; represents 46% of total deposits*
  - *Serving a market in which 11% of the U.S. population resides*
- Market Capitalization of ~$3.9 billion(3)
- Current valuation(3) of 13.5x last twelve months diluted earnings per share ("EPS") of $1.58, and 1.6x tangible book value(4)
- Steady increase in shareholder value with a 5-year compound annual growth rate ("CAGR") tangible book value per share, excluding accumulated other comprehensive income ("AOCI")(4), of 5.7%
- 10-year CAGR in common dividends of 7.8%
- 3.2% dividend yield(5)
- $95 million remaining share repurchase authorization(6)



Lycoming
Columbia
Montour
Centre
Union
Snyder
Northumberland
Schuylkill
Dauphin
Lebanon
Berks
Lehigh
Northampton
Bucks
Montgomery
Cumberland
Lancaster
York
Chester
Philadelphia
Delaware
Warren
Morris
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
Washington
Frederick
Baltimore
Baltimore City
Howard
Montgomery
Anne Arundel
D.C.
Prince Georges
Cecil
New Castle
Sussex
Fairfax
Albemarle
Henrico

Map includes counties with a financial center and/or a loan production office ("LPO") and incorporated cities in Maryland and Virginia with a financial center and/or LPO.

(1) As of September 30, 2024. (2) Data as of June 30, 2024 per S&P Capital IQ; FDIC Summary of Deposits. Population excludes the State of New York. (3) Based on shares outstanding of 182 million and closing price of $21.37 as of November 6, 2024. (4) As of September 30, 2024, tangible book value per share was $13.02. Tangible book value per share is a non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on slides titled "Non-GAAP Reconciliation" at the end of this presentation. (5) Based on current quarterly common dividend of $0.17 per share and closing stock price of $21.37 per share as of November 6, 2024. (6) No shares repurchased in the third quarter of 2024. Authorization expires December 31, 2024. Up to $25 million of this authorization may be used to repurchase the Corporation's preferred stock and outstanding subordinated notes.

3
FULTON FINANCIAL CORPORATION

A Balanced Business Model, Complementary Mix of Products and Services, Technology-Enabled Delivery Channels and a Compelling Value Proposition • Non-interest income as a percentage of revenue of approximately 20%(1) • Wealth management accounts for approximately 1/3 of total non-interest income(1), delivering a 9% 5-year CAGR, AUM/AUA(2) of $16 billion and over 80% in recurring income • Commercial banking businesses representing 1/3 of total fee income(1) • Fulton Mortgage Company caters to the new home purchase business with the ability to leverage refinance activity into gain on sale revenue 4 • A full-service commercial bank with robust treasury services, payment technology solutions, wealth management and trust and mature mortgage company • Ongoing investment in technology, digitally enabling a growing customer base • Serving a diversified and economically stable market • More room to grow in markets that we know and continue to penetrate both organically and inorganically • Organic growth strategy supplemented by inorganic, in-market opportunities • Low commercial real estate (“CRE”) concentration compared to peers(3) • Reduced financial center infrastructure by 74 financial centers over the last 10 years, driving average deposits per financial center over $100 million per financial center • Completed $5.2 billion Republic transaction in 2024, $1.2 billion acquisition in 2022 and acquired 5 wealth management firms since 2018 • Operates in a target rich market with over 50 in-market banking institutions that fit our mergers and acquisitions strategy • 3Q24 net interest margin (“NIM”) of 3.49% up six basis points from 3.43% in 2Q24 • 3Q24 net charge-offs to average loans of 18 basis points • 3Q24 Operating diluted EPS of $0.50(4) , an all-time high. Full impact from the Republic transaction, including anticipated cost savings, expected in early 2025 • 2024 operating return on average assets (“ROAA”) of 1.11%(4) and 1.17%(4) in 2Q24 and 3Q24, respectively, with additional improvement from the Republic transaction and FultonFirst possible • 2024 operating return on average common shareholders equity (“ROAE”) (tangible) of 15.56%(4) and 15.65%(4) in 2Q24 and 3Q24, respectively, demonstrating increasing return of shareholder value Source: Management reporting and internal financials at September 30, 2024. (1) Excludes acquisition-related adjustments. (2) AUM/AUA defined as assets under management and assets under administration. (3) For a list of peers please see page 32 of the Corporation’s proxy statement dated April 1, 2024. (4) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on slides titled “Non-GAAP Reconciliation” at the end of this presentation. Premier Franchise that Provides Expanding and Innovative Solutions Robust Combination of Diversified Business Lines and Fee Income Businesses Dynamic Growth Strategy Blending an Organic Engine with Inorganic Opportunities Attractive Risk- Adjusted Profitability and Returns

A Robust and Scalable Product Suite Built Upon Significant Investment in Leading-Edge Technologies and Customer Adoption Well positioned to compete in and serve our market • Significant technology spend over the past 5 years o New commercial origination system, new mortgage origination system, new mortgage loan servicing system, new consumer origination system, new customer relationship management system o Focus on digital enablement as a driver of growth, efficiency and service 5

Deepens Our Commitment To Purpose, Vision, & Strategic Execution By Three Key Tenets 6 Simplicity in the operating model - Realign value propositions and coverage models by customer size and complexity - Redesign end-to-end processes with single ownership to deliver superior customer experience - Simplify organizational structures Focus on Fulton’s core relationships - Invest in “relationship” products & specialties to capture full wallet share while reducing emphasis on non- relationship activities - Concentrate on higher-value markets with a “right to win” while streamlining the presence elsewhere - Identify cost efficiencies in operational activities that do not drive customer experience Productivity across the Bank - Unlock time and training for sales excellence vs. service on front line, customer facing roles - Enhance digital experiences aligned with the strategy, including consumer digital transactions - Deliver operational excellence in the back-office, with enhanced speed and efficiency

Success to Date Positions Fulton Well for 2025 & Beyond

FultonFirst
BEING THE BANK OF CHOICE.

Estimated FultonFirst Financial Benefits

2025 estimated cost saves of ~$25 million

- Anticipate ~45% in 1H25; balance in 2H25

Estimated annual full realized benefit of greater than $50 million

- Fully realized in 2026

Anticipated earn-back period of less than 12 months

- Based on full implementation run-rate

Reinvestment towards revenue generating initiatives evident in 2026 and later

- Reorganizing commercial segments based on customer needs and expectations
- Focus and dedicated leadership of our Business Banking segment
- Market realignment for quicker decisioning

Positioning for Growth

Implementation costs associated with FultonFirst should abate through 2025:

- Implementation-to-date costs of approximately $24 million (4Q23 – 3Q24)
- 4Q24 cost estimated ~$10 million
- 2025 anticipated related spend of ~$14 million

Creating Efficiency & Operating Leverage

FultonFirst plus full-year Republic Bank cost saves should drive 2025 total operating expenses of “flat” when compared to 2024

7
FULTON FINANCIAL CORPORATION

Our Approach to Risk Management is Comprehensive and Utilizes a “Three Lines of Defense Model” 8 Our approach to risk management is layered and has three lines of defense

Fulton’s Lending Model has Resulted in Solid Asset Quality Trends Through Many Cycles 9 Sources: Top 100 Commercial Banks and All Commercial Banks - Board of Governors of the Federal Reserve System (Top 100 Commercial Banks are the 100 largest banks based on consolidated assets); Fulton historical data – S&P Capital IQ. Delinquency rates are non-seasonally adjusted and determined based on loans and leases past due 30 days or more and non-accrual loans. Charge-off rates are non-seasonally adjusted and are net of recoveries.

10 A Well-Diversified Loan Portfolio With Growth in Multiple Categories • The loan portfolio has grown $8.0 billion since 2018 • A balanced loan mix, with adjustable-rate mortgage growth in 2022 and 2023 outpacing other categories, despite the rise in mortgage rates o Fulton Mortgage Company is a branded business with a purchase-oriented customer base, predominantly serving our five-state footprint • Commercial mortgage, a granular and diverse portfolio, continues to grow at a mid-single-digit growth rate (dollars in billions) Note: Loan portfolio composition is based on ending balances for the periods ended December 31, 2018 to September 30, 2024. The C&I category includes Paycheck Protection Program (“PPP”) loan growth and forgiveness during the 2020 – 2024 timeframe. The Corporation ended with $2.3 million in PPP loans as of September 30, 2024. The Consumer/Other category includes equipment lease financing, overdrafts and net origination fees and costs. The Construction category includes residential and commercial construction loans.

Asset Quality (1) The allowance for credit losses (“ACL”) relates specifically to “Loans, net of unearned income” and does not include reserves related to off-balance sheet credit exposures.11 Provision for Credit Losses Non-Performing Loans (“NPLs”) & NPLs to Loans Net Charge-offs (“NCOs”) and NCOs to Average Loans ACL(1) to NPLs & Loans

Fulton’s Non-Owner Occupied Commercial Mortgage(1) Portfolio is Well Diversified within the Industries Served At September 30, 2024 Fulton Bank’s CRE / Total Risk-Based Capital is 204%, and below the 300% regulatory threshold. 12 (1) Non-owner occupied commercial mortgage of $5.3 billion represents 56% of the $9.5 billion total commercial mortgage portfolio and excludes ~$4.2 billion of owner-occupied.

13 The Office Portfolio Remains Diversified and Granular with Low Office Concentration at 3% of Total Loans (1) LTV as of most recent appraisal. Office Only Profile • $876 million in office loan commitments • $812 million in office loans outstanding • representing 3% of total loans • Average loan size is $2.3 million • Weighted average loan-to-value(1) (“LTV”) ratio of 65% • Weighted average debt service coverage ratio (“DSCR”) of 1.33x • 84% of loans with full recourse; 68% LTV; 1.29x DSCR • 16% of loans non-recourse; 52% LTV; 1.57x DSCR • Nine relationships over $20 million, totaling $226 million in commitments, including: • Six relationships in central business districts • $216 million in commitments located in central business districts • Classification • 28% Class A • 20% Class B • 5% Class C • 47% Not Classified Total Loan Portfolio (September 30, 2024)

14 The Acquired Office Portfolio Has Similar Characteristics With Some Seasoning and a Later Maturity (1) Metropolitan Statistical Areas or “MSAs” titled in short name for presentation purposes. Originated Over Time Maturing Over Time Granular Loan Portfolio Geographically Diverse by MSA(1) $80 $227 $102 $271 $197 241 104 14 20 8 Under $1MM $1MM - $5MM $5MM - $10MM $10MM - $20MM Greater than $20MM Fulton Commitments (in millions) Republic Commitments (in millions) Number of Loans $1.2 $2.3 $4.7 $4.9 $1.4 $2.3 $32 $103 $104 $113 $150 $374 73% 80% 51% 61% 61% 67% Allentown New York Baltimore Washington, D.C. Other MSAs Philadelphia Fulton Commitments (in millions) Republic Commitments (in millions) Average Loan Size (in millions) Weighted Average LTV 92 31 19 27 24 24 41 46 33 32 18 $93 $68 $81 $92 $47 $70 $103 $93 $146 $66 $17 2014 & prior 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Fulton Commitments (in millions) Republic Commitments (in millions) Number of Loans

15 Multi-Family Loans Represent 8% of the Total Loan Portfolio With a Small Average Loan Size, Low LTVs and Solid DSCR (1) LTV as of most recent appraisal. Multi-Family Profile • $2.4 billion in multi-family loan commitments • $1.9 billion in multi-family loans outstanding • representing 8% of total loans • Average loan size is $3.3 million • Weighted average LTV(1) ratio of 59% • Weighted Average DSCR of 1.27x • 90% of loans with recourse • 31% construction; 69% stabilized • Classification o 42% Class A o 13% Class B o 4% Class C o 41% Not Classified Total Loan Portfolio (September 30, 2024)

16 The Majority of the Multi-Family Portfolio Has Been Recently Originated and Appraised and Has a Long-Dated Maturity Horizon Recently Originated and Appraised Maturing Over Time Diversified by Size Diversified by Geographical MSA $148 $449 $464 $513 $823 398 189 63 36 32 Under $1MM $1MM - $5MM $5MM - $10MM $10MM - $20MM Greater than $20MM Fulton Commitments (in millions) Republic Commitments (in millions) Number of Loans $6.3 $5.9 $2.5 $3.6 $3.1 $3.3 $114 $147 $226 $242 $584 $1,084 49% 55% 70% 64% 55% 60% Virginia Beach Harrisburg Lancaster New York Other MSAs Philadelphia Fulton Commitments (in millions) Republic Commitments (in millions) Average Loan Size (in millions) Weighted Average LTV

A Growing Deposit Portfolio that Remains Granular, Tenured and Diversified with Significant Liquidity Coverage (1) As of September 30, 2024. Estimated uninsured deposits net of collateralized municipal deposits and inter-company deposits. For the calculation of the coverage of estimated uninsured deposits, please refer to slide 23. (2) Deposit balances are ending balances. 17 Deposit Mix By Customer (September 30, 2024) Deposit Portfolio Highlights(1) 877,000 deposit accounts $29,535 average account balance ~10 year average account age 23% estimated uninsured deposits 233% coverage of estimated uninsured deposits Deposit Mix By Product(2) (dollars in millions)

Starting From A Similar Interest Rate Position to Prior Cycles, Fulton is Better Positioned and Prepared to Actively Manage Potentially Lower Interest Rate Scenarios Deposit Mix by Rate Type(2) (September 30, 2024) • $2.3 billion notional amount of interest rate derivatives in the form of interest rate collars indexed to the one-month Secured Overnight Financial Rate (“SOFR”) with a weighted average floor rate of 3.03% and a weighted average cap rate of 5.60% maturing in 2025 and 2026 • $200 million notional amount interest rate derivative in the form of an interest rate floor indexed to the one-month SOFR with a floor rate of 3.00% maturing in 2025 • $900 million notional amount of interest rate derivatives in the form of receive fixed, pay floating swaps with a weighted average rate of 3.87% maturing in 2025, 2026 and 2027(3) Additional Downside Protection Fulton’s Historical Quarterly Cost of Total Deposits and Effective Fed Funds Rate (“EFFR”)(1) Fulton’s Historical Loan and Deposit Betas During Declining Rate Environment(1) (1) Source: S&P Capital IQ, New York Fed, Board of Governors of the Federal Reserve System (US). (2) Source: Management reporting and internal financials at September 30, 2024. Time deposits include brokered CDs. (3) Source: Management reporting and internal financials at October 31, 2024. 18

• Attractive long-term customer relationships with active dialog between customer and the bank • 90% of time deposits (retail & brokered) mature in less than 1 year at a weighted average rate of 4.57%(2) • CD renewals continue to fund at lower rates than maturities Fulton’s Balance Sheet Is Positioned for Modestly Higher Or Lower Interest Rate Scenarios, with Complementary Loan and Deposit Repricing Characteristics(1) The majority of adjustable-rate loans reprice beyond two years 19 Interest-bearing deposits, representing 79% of total deposits, can be priced lower if and as interest rates decline (1) Source: Management reporting and internal financials at September 30, 2024. Time deposits include brokered CDs. (2) Excludes Republic time deposits at September 30, 2024. Deposit Mix by Rate Type (September 30, 2024) Loan Mix by Rate Type (September 30, 2024)

Strategic Actions Taken To Neutralize Interest Rate Risk and Enhance Earnings • Focus on profitable loan growth with wider spreads • Continued focus on growing customers and deposits • Completed the Republic transaction in April 2024, which moved our balance sheet to a more neutral interest rate risk position 20 • Executed $900 million of receive fixed, pay floating interest rate derivatives in 4Q24 • Terminated $250 million of pay fixed, receive floating interest rate derivatives(1) in 4Q24 • Extended $200 million of term advances in 4Q24 • Roll-off or repricing of high-cost brokered time deposits though early 2025 possible • Restructured the investment portfolio and added fixed rate investment securities since the close of the Republic transaction, improving our interest rate risk profile • Proactive deposit pricing actions taken in September, following the Fed’s 50 basis point rate cut, with continued product-level focus and execution plan in place • Heightened focus on repricing the non-maturity deposit portfolio commensurate with Fed actions • Continue to assess and realize repricing opportunities in our time deposit portfolio over time • Strong balance sheet, low loan-to-deposit ratio and solid funding provides asset/liability management flexibility Strong market position and opportunity moving forward Prudent and measured approach to balance sheet management Focus on core business and strategic growth (1) Unrealized loss of $1.2 million included in AOCI will be recognized as an increase to interest expense when the previously forecasted hedged item affects earnings in future periods.

Noninterest-Bearing Deposit Trends Source: S&P Global Market Intelligence, Federal Reserve Bank of New York and Board of Governors of the Federal Reserve System (US); Corporation’s reported results for NIM and percentage of noninterest-bearing deposits at September 30,2024. 21 • Growth in the Corporation’s commercial banking business, as well as the historically low levels of interest rates for much of the post-2008 period, led to a generally increasing trend in the percentage of noninterest-bearing deposits. • Prior to 2008, noninterest-bearing deposits averaged 15%-20% of total deposits. As of September 30, 2024, noninterest- bearing deposits were 21.0% of total deposits down from a peak of 35% in June 2022. • Deposit growth, including growth in noninterest-bearing deposits, remains a key component of the Corporation’s relationship banking strategy. % Noninterest-Bearing Deposits, NIM and Fed Funds Effective Rate

Fulton's Market is Geographically Diversified, with Top Market Share in Key Markets and Additional Growth Opportunity in Others; Republic Increasing Fulton's Customer Base and Deposit Market Share In the Philadelphia MSA

	Fulton Financial Corporation (2024)				Markets by MSA (2024)				
Metropolitan Statistical Area (MSA)	Market Rank	Branches #	Total Deposits ($000)	Total Deposit Market Share (%)	Branches #	Total Deposits ($000)	Median Household Income ($)	5 yr Cumulative Projected Household Income Growth	5 yr Cumulative Projected Population Growth
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	10	89	8,266,903	1.35	1,403	611,069,124	85,735	8.0%	1.3%
Lancaster, PA	1	20	5,022,542	29.39	151	17,089,823	81,945	10.5%	2.1%
Allentown-Bethlehem-Easton, PA-NJ	4	16	1,951,571	8.82	188	22,118,493	78,832	9.0%	2.2%
New York-Newark-Jersey City, NY-NJ	100	19	1,768,525	0.05	4,318	3,660,415,135	92,406	6.8%	0.4%
York-Hanover, PA	3	10	1,242,768	12.69	100	9,796,109	78,869	9.3%	2.3%
Baltimore-Columbia-Towson, MD	11	15	1,153,414	1.18	538	97,924,399	93,736	7.8%	1.3%
Lebanon, PA	1	6	1,088,621	35.84	32	3,037,352	78,708	12.7%	2.2%
Harrisburg-Carlisle, PA	7	8	818,218	4.24	146	19,304,433	79,115	9.2%	3.4%
Reading, PA	7	7	794,356	3.84	89	20,696,076	73,972	8.6%	1.7%
Hagerstown-Martinsburg, MD-WV	3	6	611,999	10.97	71	5,579,324	72,092	10.4%	4.5%
Top 10 Fulton Financial Corporation MSAs [(1)]		***196***	***22,718,917***	***0.51***	***7,036***	***4,467,030,268***	***78,992***	***7.1%***	***0.6%***
Total Franchise		***235***	***25,761,661***	***0.51***		***5,023,593,164***	***78,708***	***6.9%***	***0.7%***
Nationwide							***73,874***	***10.1%***	***2.4%***

__Note:__ Data as of June 30, 2024 per S&P Capital IQ; FDIC Summary of Deposits.

[(1)] Median Household ("HH") Income; 2024 – 2029 Projected Population Change and Projected HH Income Change are weighted by deposits in each MSA.

22

FULTON FINANCIAL CORPORATION

Estimated Uninsured Deposits September 30, 2024 Total Deposits $26,152 Estimated Uninsured Deposits $9,468 Estimated Uninsured Deposits to Total Deposits 36% Estimated Uninsured Deposits $9,468 Less: Collateralized Municipal Deposits (3,365) Net Estimated Uninsured Deposits (4) $6,103 Net Estimated Uninsured Deposits to Total Deposits 23% Committed Liquidity to Net Estimated Uninsured Deposits 117% Available Liquidity to Net Estimated Uninsured Deposits 233% (dollars in thousands) Available Liquidity September 30, 2024 Cash On-Hand (1) 1,175$ Federal Reserve Capacity 1,515$ Total Available @ Federal Reserve 1,515$ FHLB Borrowing Capacity 10,665$ Advances(2) (959)$ Letters of Credit (4,059)$ Total Available @ FHLB 5,647$ Total Committed Liquidity 7,162$ Fed Funds Lines 2,556 Outstanding Net Fed Funds - Total Fed Funds Lines Available 2,556$ Brokered Deposit Capacity (3) 4,166 Brokered & Wholesale Deposits (843) Total Brokered Deposit Availability 3,323$ Total Uncommitted Available Liquidity 5,879$ Total Available Liquidity 14,216$ 23 (1) Includes cash at the FHLB and Federal Reserve and vault cash for liquidity purposes only. (2) Includes accrued interest, fees, and other adjustments. (3) Brokered deposit availability is based upon internal policy limit. (4) Net estimated uninsured deposits are net of collateralized municipal deposits and inter-company deposits. A Committed and Healthy Liquidity Profile with Significant Coverage (dollars in thousands)

(1) Non-GAAP financial measure. Please refer to the calculation and management’s reason for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. 3Q24 Income Statement Summary 24 3Q24 2Q24 Linked-Quarter Change Net interest income $258,009 $241,720 $16,289 Provision for credit losses 11,929 32,056 (20,127) Non-interest income 59,674 113,276 (53,602) Securities (losses) (1) (20,282) 20,281 Non-interest expense 226,089 199,488 26,601 Income before income taxes 79,664 103,170 (23,506) Income taxes 16,458 8,195 8,263 Net income 63,206 94,975 (31,769) Preferred stock dividends (2,562) (2,562) - Net income available to common shareholders $60,644 $92,413 ($31,769) Net income available to common shareholders, per share (diluted) $0.33 $0.52 ($0.19) Operating net income available to common shareholders, per share (diluted) (1) $0.50 $0.47 $0.03 ROAA 0.79% 1.24% -0.45% Operating ROAA (1) 1.17% 1.11% 0.06% ROAE 8.13% 13.47% -5.34% Operating ROAE (tangible) (1) 15.65% 15.56% 0.09% Efficiency ratio (1) 59.6% 62.6% -3.0% (dollars in thousands, except per-share data)

Net Interest Income and NIM 25 • NIM was 3.49% in the third quarter of 2024, increasing six basis points compared to the second quarter of 2024. • Loan yields improved by eight basis points during the third quarter of 2024, increasing to 6.20% compared to 6.12% in the second quarter of 2024. • Total cost of deposits was 2.24% for the third quarter of 2024, an increase of ten basis points compared to the second quarter of 2024. 3Q24 Highlights Net Interest Income(1) & NIM Average Deposits and Borrowings & Other and Cost of Funds Average Interest-Earning Assets & Yields (dollars in millions) (dollars in billions) (dollars in billions) (1) Net interest income on a non-fully taxable equivalent basis.

Non-Interest Income 26 Increases due to: • Commercial banking revenue, specifically commercial interest rate swap income • Record wealth management income • Consumer transaction fees modestly higher Offset by: • $7.7 million fair value adjustment to the gain on acquisition, net of tax • Lower gain on sale of mortgage loans due to lower volumes during the quarter (dollars in thousands) 3Q24 Fulton Organic 3Q24 Republic Transaction 3Q24 Consolidated 2Q24 Fulton Organic 2Q24 Republic Transaction 2Q24 Consolidated Linked- Quarter Change Commercial Banking $21,905 $384 $22,289 $21,027 $383 $21,410 $879 Wealth Management 21,596 - 21,596 20,990 - 20,990 606 Consumer Banking 12,790 2,138 14,928 12,256 2,344 14,600 328 Mortgage Banking 3,142 - 3,142 3,951 - 3,951 (809) Gain On Acquisition, net of tax - (7,706) (7,706) - 47,392 47,392 (55,098) Other 5,348 77 5,425 4,874 59 4,933 492 Non-interest income before investment securities gains (losses) 64,780 (5,106) 59,674 63,098 50,178 113,276 (53,602) Investment securities gains (losses), net (1) - (1) (20,282) - (20,282) 20,281 Total Non-Interest Income $64,779 ($5,106) $59,673 $42,816 $50,178 $92,994 ($33,321)

Focus on Controlling Non-Interest Expense

(dollars in thousands)	3Q24 Fulton Organic	3Q24 Republic Transaction	3Q24 Consolidated	2Q24 Fulton Organic	2Q24 Republic Transaction	2Q24 Consolidated	Linked-Quarter Change
Salaries and employee benefits	$107,986	$10,838	$118,824	$102,117	$8,513	$110,630	$8,194
Data processing and software	17,168	3,146	20,314	17,978	2,379	20,357	(43)
Net occupancy	15,502	3,497	18,999	15,328	2,465	17,793	1,206
Other outside services	14,532	1,307	15,839	16,280	653	16,933	(1,094)
Intangible Amortization	499	5,788	6,287	551	4,137	4,688	1,599
FDIC insurance	3,959	1,150	5,109	5,310	1,386	6,696	(1,587)
Equipment	4,148	712	4,860	4,123	438	4,561	299
Professional fees	2,621	190	2,811	2,314	257	2,571	240
Acquisition-related expenses	14,195	-	14,195	13,803	-	13,803	392
Other	16,817	2,034	18,851	587	869	1,456	17,395
Total non-interest expense	**197,427**	**28,662**	**226,089**	**178,391**	**21,097**	**199,488**	**26,601**
Non-GAAP Adjustments:							
Less: Intangible amortization	(499)	(5,788)	(6,287)	(551)	(4,137)	(4,688)	(1,599)
Less: Acquisition-related expenses	(14,195)	-	(14,195)	(13,803)	-	(13,803)	(392)
Plus: Gain on sale-leaseback	-	-	-	20,266	-	20,266	(20,266)
Less: FDIC special assessment	16	-	16	-	-	-	16
Less: FultonFirst implementation and asset disposals	(9,385)	-	(9,385)	(6,323)	-	(6,323)	(3,062)
Operating non-interest expense[1]	**$173,363**	**$22,875**	**$196,238**	**$177,980**	**$16,960**	**$194,940**	**$1,298**

- A $5.9 million increase in operating non-interest expense due to a full quarter contribution of the Republic transaction, offset by a $4.6 million decline in Fulton organic expenses.

[1] Non-GAAP financial measures. Please refer to the calculation and management's reason for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

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FULTON FINANCIAL CORPORATION

28 Excess Capital Supports A Solid Risk Profile and Provides Flexibility . . . ▪ Solid regulatory capital ratios provide operational and strategic flexibility ▪ $95 million remaining share repurchase authorization in place through December 31, 2024(1) ▪ Capital ratios improving as internal capital generation exceeds tangible and risk-weighted asset growth ▪ Current common dividend of $0.17, which has doubled in the past 10 years (1) Up to $25 million of this authorization may be used to repurchase the Corporation’s preferred stock and outstanding subordinated notes. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well-capitalized minimum. $1,181 $581 $730 $790 (as of September 30, 2024) (dollars in millions) (2)

29 2024 Operating Outlook (1) On a non-FTE basis. Incorporates the Fed Funds Rate decrease of 50 basis points in September, 25 basis points in November and 25 basis points in December 2024. (2) Excludes the CECL day 1 provision for credit losses of $23.4 million related to non-purchased credit deteriorated loans acquired in the Republic transaction. (3) Excludes investment securities gains and losses and gain on acquisition, net of tax. (4) Excludes non-operating expenses and excludes Core Deposit Intangible “CDI” amortization. (5) Excludes the impact from the gain on acquisition, net of tax. Net Interest Income: $925 - $950 million(1) Provision for Credit Losses: $40 - $60 million(2) Non-Interest Income: $240 - $260 million(3) Non-Interest Expense: $750 - $770 million(4) Effective Tax Rate: 16% - 18%(5)

30 Approach to Environmental, Social & Governance (“ESG”) - Doing what is right is a core value at Fulton. ESG is not about “checking a box,” we focus on activities that meaningfully change lives for the better. • Enhanced 2023 Corporate Social Responsibility report with selected ESG metrics. • Integrity is fundamental to governance at Fulton. The Corporation’s established Board governance and oversight of ESG principles and priorities support management’s efforts to build maturity and capability. • The Climate Impact Working Group underscores the Corporation’s commitment to progressing its understanding of, and reporting on, climate-related risks and activities. READ THE REPORT Protecting the Environment Changing Lives for the Better Corporate Governance Environment The Corporation is committed to practicing environmental stewardship in its everyday operations Operational measures like waste reduction and smart energy use, as well as financing sustainable projects are core to these efforts Governance Core values and guiding behavior lead the Corporation to demonstrate the highest professional and ethical standards in all business activities The Corporation operates under a robust board- and management-level enterprise risk management structure Employees The Corporation is committed to creating a workforce that reflects its communities and values diversity, equity and inclusion Customers The Corporation has a proven track record of fair and responsible banking – rated “Outstanding” for Community Reinvestment Act performance Community Employees live and work in the communities we serve and want to see these communities thrive. Through the Fulton Forward® initiative, the Corporation gives back by paying it forward 30

APPENDIX

Non-GAAP Reconciliation – Operating Net Income Available to Common Shareholders (quarterly)

Note: *The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three months ended		
(dollars in thousands)	Sep 30 2024	Jun 30 2024	Sep 30 2023
Operating net income available to common shareholders			
Net income available to common shareholders	$60,644	$92,413	$69,535
Less: Interest rate derivative transition valuation[1]	138	(137)	2,958
Less: Loss (gain) on acquisition, net of tax	7,706	(47,392)	-
Less: Non-PCD credit-related interest income from acquisition	(815)	(571)	-
Plus: Loss on securities restructuring	-	20,282	-
Plus: Acquisition-related expense	14,195	13,803	-
Plus: Core deposit intangible amortization	6,155	4,556	441
Plus: CECL day 1 provision expense	-	23,444	-
Plus: FDIC special assessment	(16)	-	-
Plus: FultonFirst implementation and asset disposals	9,385	6,323	-
Less: Gain on sale-leaseback	-	(20,266)	-
Less: Tax impact of adjustments	(6,099)	(9,961)	(714)
Operating net income available to common shareholders (numerator)	$91,293	$82,494	$72,220
Weighted average shares (diluted) (denominator)	183,609	176,934	166,023
Operating net income available to common shareholder, per share (diluted)	$0.50	$0.47	$0.43

[1] Resulting from the reference rate transition from London Interbank Offered Rate ("LIBOR") to Secured Overnight Financing Rate ("SOFR") in the Corporation's commercial customer interest rate swap program.

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FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation – Operating Return on Average Assets 33 (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program. (dollars in thousands) Sep 30 Jun 30 2024 2024 Operating return on average assets Net income $63,206 $94,975 Less: Interest rate derivative transition valuation (1) 138 (137) Less: Loss (gain) on acquisition, net of tax 7,706 (47,392) Less: Non-PCD credit-related interest income from acquisition (815) (571) Plus: Loss on securities restructuring - 20,282 Plus: Acquisition-related expense 14,195 13,803 Plus: Core deposit intangible amortization 6,155 4,556 Plus: CECL day 1 provision expense - 23,444 Plus: FDIC special assessment (16) - Plus: FultonFirst implementation and asset disposals 9,385 6,323 Less: Gain on sale-leaseback - (20,266) Less: Tax impact of adjustments (6,099) (9,961) Operating net income (numerator) $93,855 $85,056 Total average assets $31,895,235 $30,774,891 Less: Average net core deposit intangible (89,350) (68,234) Total Operating average assets (denominator) $31,805,885 $30,706,657 Operating return on average assets 1.17% 1.11% Three months ended

Non-GAAP Reconciliation – Operating Return on Average Common Shareholders’ Equity (Tangible) 34 (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program. (dollars in thousands) Sep 30 Jun 30 2024 2024 Operating return on average common shareholders' equity (tangible) Net income available to common shareholders $60,644 $92,413 Less: Interest rate derivative transition valuation (1) 138 (137) Less: Loss (gain) on acquisition, net of tax 7,706 (47,392) Less: Non-PCD credit-related interest income from acquisition (815) (571) Plus: Loss on securities restructuring - 20,282 Plus: Acquisition-related expense 14,195 13,803 Plus: Intangible amortization 6,287 4,688 Plus: CECL day 1 provision expense - 23,444 Plus: FDIC special assessment (16) - Plus: FultonFirst implementation and asset disposals 9,385 6,323 Less: Gain on sale-leaseback - (20,266) Less: Tax impact of adjustments (6,127) (9,989) Operating net income available to common shareholders (numerator) $91,397 $82,598 Average Shareholders' equity $3,160,322 $2,952,671 Less: Average preferred stock (192,878) (192,878) Less: Average goodwill and intangible assets (644,814) (624,471) Average tangible common shareholders' equity (denominator) $2,322,630 $2,135,322 Operating return on average common shareholders' equity (tangible) 15.65% 15.56% Three months ended

35 Non-GAAP Reconciliation – Efficiency Ratio (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program. Three months ended (dollars in thousands) Sep 30 Jun 30 Efficiency ratio 2024 2024 Non-interest expense $226,089 $199,488 Less: Intangible amortization (6,287) (4,688) Less: Acquisition-related expense (14,195) (13,803) Less: FDIC special assessment 16 - Plus: Gain on sale-leaseback - 20,266 Less: FultonFirst implementation and asset disposals (9,385) (6,323) Operating non-interest expense (numerator) $196,238 $194,940 Net interest income $258,009 $241,720 Tax equivalent adjustment 4,424 4,556 Plus: Total non-interest income 59,673 92,994 Less: Interest rate derivative transition valuation (1) 138 (137) Less: Non-PCD credit-related interest income from acquisition (815) (571) Less: Loss (gain) on acquisition, net of tax 7,706 (47,392) Plus: Investment securities (gains) losses, net 1 20,282 Total revenue (denominator) $329,136 $311,452 Efficiency ratio 59.62% 62.59%

Non-GAAP Reconciliation – Tangible Book Value Per Share and Tangible Book Value Per Share Excluding AOCI

(dollars in thousands, except per share data)	Sep 30 2019	Sep 30 2020	Sep 30 2021	Sep 30 2022	Sep 30 2023	Sep 30 2024
Tangible book value per share						
Shareholders' equity	$2,324,016	$ 2,390,261	$2,699,818	$2,471,159	$2,566,693	$3,203,943
Less: Goodwill and intangible assets	(534,178)	(534,907)	(536,697)	(561,495)	(561,284)	(641,739)
Less: Preferred stock	-	-	(192,878)	(192,878)	(192,878)	(192,878)
Tangible common shareholders' equity (numerator)	$1,789,838	$1,855,354	$1,970,243	$1,716,786	$1,812,531	$2,369,326
Shares outstanding, end of period (denominator)	164,036	162,134	161,429	167,399	164,084	181,957
Tangible book value per share	$10.91	$11.44	$12.21	$10.26	$11.05	$13.02
Book value per share	$14.17	$14.74	$15.53	$13.61	$14.47	$16.55
Tangible book value per share excluding AOCI						
Shareholders' equity	$2,324,016	$2,390,261	$2,699,818	$2,471,159	$2,566,693	$3,203,943
Less: Goodwill and intangible assets	(534,178)	(534,907)	(536,697)	(561,495)	(561,284)	(641,739)
Less: Preferred stock	-	-	(192,878)	(192,878)	(192,878)	(192,878)
Tangible common shareholders' equity	$1,789,838	$1,855,354	$1,970,243	$1,716,786	$1,812,531	$2,369,326
Less/Plus: Accumulated other comprehensive income ("AOCI")	6,081	56,954	25,615	(442,947)	(472,756)	(243,302)
Tangible common shareholders' equity excluding AOCI	$1,783,757	$1,798,400	$1,944,628	$2,159,733	$2,285,287	$2,612,628
Shares outstanding, end of period (denominator)	164,036	162,134	161,429	167,399	164,084	181,957
Tangible book value per share excluding AOCI	$10.87	$11.09	$12.05	$12.90	$13.93	$14.36

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FULTON FINANCIAL CORPORATION